Commitment and contingencies - Purchase Obligations (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013 Vessels shipbuilding contracts	Dec. 31, 2013 Drillship shipbuilding contracts	Dec. 31, 2013 Total obligations
1st year	$ 542,049	$ 124,440	$ 417,609	$ 542,049
2nd year		0	810,100	810,100
Total		$ 124,440	$ 1,227,709	$ 1,352,149